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                                                                        EX-23.05
                                                                        --------



                                    CONSENT

                                      OF

                         JOHN W. HENRY & COMPANY, INC.
                         ----------------------------

     John W. Henry & Company, Inc. hereby consents to all of the references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on August 23, 1996.



Dated:  August 22, 1996


                                            JOHN W. HENRY & COMPANY, INC.



                                            By: /s/ David Bailin
                                                ----------------------------
                                                David Bailin
                                                Executive Vice President